UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                July 14, 2004


                            OREGON STEEL MILLS, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                                      94-0506370
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         (State or other jurisdiction of                       (IRS Employer
          incorporation or organization)                    Identification No.)

   1000 S.W. Broadway, Suite 2200, Portland, Oregon                 97205
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        (Address of principal executive offices)                  (Zip Code)

                                 (503) 223-9228
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              (Registrant's telephone number, including area code)


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 (Former name, former address and former fiscal year, if changed since last report)

               ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

               On July 14, 2004, Oregon Steel Mills, Inc. issued a press release announcing construction of a new pipe mill. Attached as
               Exhibit 99.1 is a copy of that press release.

               ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits


               Exhibit Number                 Description
               --------------                 -----------

               99.1                           Press release dated July 14,
                                              2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OREGON STEEL MILLS, INC.



Date:  July 14, 2004                          /s/ Jeff S. Stewart
                                          --------------------------------------
                                                     Jeff S. Stewart
                                                Corporate Controller
                                              (Principal Accounting Officer)


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